Exhibit 99.1

PLANT - BASED FOODS FOR PEOPLE WHO GIVE A CROP Œ Flexitarians. Flavortarians. All the ‘tarians. Everyone's Welcome. Nasdaq: TTCF 1

FORWARD LOOKING STATEMENTS 2 Certain statements made in this presentation are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” “trend,” “accelerate,” “continues,” “opportunities,” “strategy”, “expansion”, “evolution”, “guidance”, “next”, “objectives”, and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Tattooed Chef's control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors, among others, that may affect actual results or outcomes include : uncertainty surrounding the ultimate success of Tattooed Chef’s e - commerce platform ; the need to prove Tattooed Chef’s ability to build brand awareness and continue to launch innovative products ; continued acceptance of Tattooed Chef branded products by new retail customers ; Tattooed Chef’s ability to increase in - store count and points of distribution ; the outcome of any legal proceedings that may be instituted against Tattooed Chef ; competition and the ability of the business to grow and manage growth profitably ; anticipated but unpredictable increased costs associated with our transition to a public company ; the effects of inflation ; Tattooed Chef’s ability to integrate acquisitions efficiently and effectively ; and other risks and uncertainties indicated from time to time in our annual report on Form 10 - K for the year ended December 31 , 2021 filed with the Securities and Exchange Commission (the “SEC”), including those under “Risk Factors” therein, and other factors identified in past and future filings with the SEC, available at www . sec . gov . Some of these risks and uncertainties may be amplified by the COVID - 19 outbreak and the hostilities in Ukraine . Tattooed Chef undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Non - GAAP Measures Tattooed Chef seeks to achieve profitable, long - term growth by monitoring and analyzing key operating metrics, including Adjusted EBITDA . Tattooed Chef defines EBITDA as net income before interest, taxes, and depreciation . Adjusted EBITDA further adjusts EBITDA by adding back non - cash compensation expenses, non - recurring expenses, and other non - operational charges . Tattooed Chef’s management uses this non - GAAP financial metric and related computations to evaluate and manage the business and to plan and make near and long - term operating and strategic decisions . The management team believes this non - GAAP financial metric is useful to investors to provide supplemental information in addition to the GAAP financial results . Management reviews the use of its primary key operating metrics from time - to - time . Adjusted EBITDA is not intended to be a substitute for any GAAP financial measure and, as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry . Tattooed Chef’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business . Please see “Adjusted EBITDA Reconciliation” at the end of this presentation .

WE BELIEVE EVERYBODY HAS A PLANT - BASED SIDE! We make plant - based foods for everyone. Whether you are a hard - core vegan, a budding flexitarian, a wannabe chef, a never - wannabe chef, or just someone who wants to eat more plants. No rules, no judgments. 3

COMPANY OVERVIEW WE are managed by food industry veterans with a combined 150+ years of experience. WE manufacture what we grow. WE are evolving from a trusted private label manufacturer to a growing and disruptive force in the branded plant - based food industry. WE apply the principles of Nostalgic Innovation to create plant - based food that is innovative, accessible, and tastes great. WE are connecting with the next generation of consumers. 4

OUR HISTORY CEO Sam Galletti opens Stonegate Foods and begins importing and selling private label vegetables and other Italian products. 2009 2015 2017 2019 2020 Stonegate becomes Ittella Int. and begins manufacturing in own facility in Los Angeles. The Tattooed Chef brand is launched with a focus on plant - based food products. Current plant in Prossedi, Italy opens. Released 12 SKUs in Club sales channel under Tattooed Chef brand. Becomes public company (Nasdaq: TTCF), changes name to Tattooed Chef. 38 branded SKUs available at 4 national retailers. 2021 5 Acquired three manufacturing facilities. Commenced investments in automation, staffing, cold storage facilities, and internal R&D. 78 branded SKUs available at 160 national retailers.

6 Plant based foods have grown 43% in the past two years. That’s +9x faster than total foods sales. Gen Z consumers are driving this shift in sentiment Why plant based? Personal, planetary, and animal health . Why are they repeat buyers? Convenience, taste, and marketing. 113M CONSUMERS IDENTIFY AS PLANT BASED INTENDERS AND SEGMENT IS GROWING GROWING CATEGORY FUELED BY CONSUMER & ENVIRONMENTAL REALITIES 85% 71% 10% 19% 5% 6% 4% 0% 20% 40% 60% 80% 100% 120% 2019 2021 Meat Eater Flexiarian Vegan Other Accelerated move towards plant based eating in just 2 years (2) +14 pts 29% (1) Whole Foods magazine (March 22, 2022) (2) Food Marketing Institute, The Power of Meat 2021 / Cowen and Company FUNDAMENTAL SHIFT IN EATING PREFERENCES

7 TTCF BRINGING PLANT BASED TO GROWING FROZEN FOOD CATEGORIES LARGE ADDRESSABLE U.S. FROZEN FOOD MARKET Appetizers & Snacks $6.4 BN Breakfast $4.2 BN Fruits & Vegetables $7.6 BN Entrees $23.1 BN Meat Alternatives $0.8 BN $42.1 BN TAM Source: SPINS – 52 - week 10.31.21 Frozen Fruit & Vegetable TAM = $7.6 BN Meat Alternative TAM = $0.8 BN Frozen Entrees TAM = $23.1 BN Frozen Entrees TAM = $23.1 BN Frozen Breakfast TAM = $4.2 BN Apps & Snacks TAM = $6.4 BN PIZZA BREAKFAST BOWLS VEGETABLE BLENDS APPS & SNACKS MEAT ALTERNATIVES SINGLE SERVE ENTREES

WE INNOVATE 8 Control of ingredients and prioritization of product Ability to innovate through a broad array of manufacturing capabilities Experience in navigating supply chain complexities and mitigating their impact to our operations TATTOOED CHEF HAS A DURABLE COMPETITIVE ADVANTAGE VERTICALLY INTEGRATED OPERATIONS

OUR PLAYBOOK TO WIN STRATEGIC MOVES TO REACH GOAL OF $600M+ IN ANNUAL SALES BY 2025 Objectives: • Drive Sales - $600M in Annual Sales by 2025. • Expand And Diversify Distribution - Increase item count with current retail partners and expand into new channels and outlets. • Elevate Brand Profile - Increase National Household Awareness and continue to drive new users into the category. • Grow the Category - offer innovation that continues to drive trial and repeat purchase. 9

BRAND GROWTH

CONTINUOUS PRODUCT INNOVATION 2 SKUs 2017 Value Added Vegetables 9 SKUs 2018 21 SKUs 2019 78 SKUs 2021 38 SKUs 2020 140 SKUs 2022 Vegetable Burgers Entrée Bowls Spiralized Vegetables Cauliflower Crust Pizzas Smoothie Bowls Apps & Snacks Breakfast Bowls Vegan Pizzas Pasta Alternatives Family Meals Plant - Based Meat Entrees & Bowls Mexican - Inspired Food Wood Fired Pizza Oat Butter Bars Salty Snacks FROZEN + Refrigerated + Ambient 11

2022 PRODUCT INNOVATION NEW FROZEN CATEGORIES & BREAKING OUT OF THE FREEZE AISLE Expanded Freezer Options: Available Now - 30 Varieties Refrigerated Oat Butter Bars: Available Q2 2022 12

2021: CONTINUES GROWTH TREND 4 RETAILERS IN 2020 160 RETAILERS IN 2021 4,000 LOCATIONS IN 2020 14,000 LOCATIONS IN 2021 38 BRANDED SKUS IN 2020 78 BRANDED SKUS IN 2021 4X INCREASE IN MANUFACTURING CAPACITY SINCE 2020 315,000 SQ FT TOTAL 13

14 DISTRIBUTION GROWTH CONTINUES INTO 2022 RAPID GROWTH AND INCREASING SKU COUNTS QUICKLY EXPANDING DISTRIBUTION Source: SPINS Total US – Mulo Data ending 03/20/2022 4.8 5.0 6.6 12.4 15.7 4.4 5.4 6.6 6.1 5.9 6.0 110 137 177 273 321 333 350 16.3 300 250 200 150 100 0 50 - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 L13 end 12 - 20 - 20 L13 end 03 - 21 - 21 L13 end 06 - 20 - 21 L13 end 09 - 19 - 21 L13 end 12 - 19 - 21 L13 end 03 - 20 - 22 Stores Selling Avg Items Selling Total Distribution Points

5.0% 8.3% 7.9% 10.2% 10.8% 11.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% L13 end 12 - 20 - 20 L13 end 03 - 21 - 21 L13 end 06 - 20 - 21 L13 end 09 - 19 - 21 L13 end 12 - 19 - 21 L13 end 03 - 20 - 22 Source: SPINS Total US – Mulo Data ending 03/20/2022 Competitive data set includes Amy’s, Caulipower, Evol, Fat Rabbit, Gardein, Garden Lites, Life Cuisine, Real Good Foods, Sweet Earth SHARE OF MARKET GROWTH CONTINUES INTO 2022 INTEGRATED MARKETING AND EXPANDED RETAIL FOOTPRINT LEADS TO LARGER SHARE OF MARKET 15

THE BRAND IS ATTRACTING A DYNAMIC, ENGAGED, YOUTHFUL CONSUMER A wide range of food preferences - 30% are plant - based, gluten - free or lactose - free. 70% just want to eat better MOST DIVERSE customer base in category MOST AFFLUENT: 1 in 2 have income $100K+ HIGH VALUE: $180 average basket spend YOUNGER, with more active lifestyles LOOKING FOR SOLUTIONS: want help in the kitchen, ease and convenience DISCOVERERS: They cross - shop brands and are always looking for new, innovative options PROACTIVE CONSUMERS: seeking variety and innovation Source: Numerator 52 Weeks EndingSept2021 - competitive set: Amy’s, Caulipower, Sweet Earth, Life Cuisine, EVOL, APPEALING TO WIDE RANGE OF PEOPLE 16

LEVERAGES BROAD REACH TO DRAW IN NEW CONSUMERS IN TATTOOED CHEF’S STYLE National Media Campaign to drive awareness 80% REACH OF ALL PLANT - BASED INTENDERS – 78 MILLION CONSUMERS Integrated Digital Campaigns across platforms Social Media Engagement High Impact Experiential Events with Cultural Taste Makers and Influencers 17

18 WE ARE BRINGING NEW CONSUMERS TO THE FREEZER AISLE 44% Are new to the category 83% Of Tattooed Chef sales growth is incremental to the category 74% Are plant - based intenders who agree they are “A PERSON WHO GIVES A CROP” 39% Buy more of category Source: YOUGOV RESEARCH Survey of 1000 consumers interested in eating more plant - based foods – October 2021 Source : Numerator shopper data – 52 Weeks ending 8 / 22 / 21 Plant - Based Frozen Brands (Amy’s, Life Cuisine, EVOL, Sweet Earth, Caulipower, Daiya, Garden Lites, Alpha Foods, Morningstar Farms, Fat Rabbit)

EXPANDING HOUSEHOLD AWARENESS GROWTH DRIVING SHARE OF CATEGORY SPINS: Tattooed Chef, Amy’s, Caulipower, Evol, Fat Rabbit, Gardein, Carden Lites, Life Cuisine, Real Good Foods, Sweet Earth YOUGOV: Waves 1 – 7 Tattooed Chef Brand Tracker 19 7% 8% 9% 8% 10% 11% 11% 11% 11% 11% 12% 11% 11% 6% 10% 11% 12% 17% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 4 Weeks End 04/18/2021 4 Weeks End 05/16/2021 4 Weeks End 06/13/2021 4 Weeks End 07/11/2021 4 Weeks End 08/08/2021 4 Weeks End 09/05/2021 4 Weeks End 10/03/2021 4 Weeks End 10/31/2021 4 Weeks End 11/28/2021 4 Weeks End 12/26/2021 4 Weeks End 01/23/2022 4 Weeks End 02/20/2022 4 Weeks End 03/20/2022 SHARE OF CATEGORY % AWARENESS

EXPANDED VERTICALLY-INTEGRATED OPERATIONS

STRATEGIC M&A COMPLEMENTED BY INCREMENTAL INVESTMENTS

315,000 SQUARE FEET OF MANUFACTURING SPACE CREATES CAPACITY TO MEET REVENUE GOALS

DEVELOPING AMBIENT AND REFRIGERATED PRODUCTS



Prossedi, Italy

100,000 square feet

Commenced operations in 2015

Proprietary manufacturing capabilities, including plant-based meat manufacturing

Strong relationships with local growers

Finished goods include value-added vegetables

Dependable supply of high quality, non-GMO and organic produce

United States



Tattooed Chef HQ (California)

- 50,000 square foot facility
- Increasing capacity / Introducing automation / Building laboratory

Foods of New Mexico (New Mexico; acquired May 2021)

- Expands into $20 BN Hispanic Food Market, including ambient products
- Two facilities, 118,000 square feet
- Commenced production of Mexican food items (launched in Q1 2022) and will commence production of salty snacks in 2022

Belmont Confections (Ohio; acquired December 2021)

- Expands into $10 BN global plant-based bar category
- 47,000 square foot facility
- Currently co-packing; expect to begin producing branded oat butter bars (Q2 2022)

20

2022: FOCUSED ON DRIVING EFFICIENCIES Enterprise - wide investments in automation Diversify mix towards branded products Evolve storage options: frozen to refrigerated to ambient Strong pipeline of new products Penetrate existing retail locations • Long - term goal = 30 frozen SKUs at each major mass and grocery account Cold storage facility online in Q2 2022 • Est. 50% annualized cost savings compared to third - party storage • 2021 cold storage spend = $5.8 M 21

OUR PLAYBOOK IS WORKING Financial Data + Growth Metrics

3 YEAR REVENUE GROWTH 0 50 100 150 200 250 2019 2020 2021 Branded Product Private Label 35% 65% $84.9 $148.5 $213.4 58.5% 3 Year CAGR NET REVENUE 169% 3 Year CAGR BRANDED PRODUCT REVENUE BRANDED PRODUCT REVENUE IS DRIVING OVERALL GROWTH 23

QUARTER OVER QUARTER SALES GROWTH $26.8 24 $33.2 $34.8 $41.0 $39.6 $52.5 $39.6 $52.7 $50.7 $58.8 $52.3 $72.1 Q4 2019 vs. 2020 Q1 2020 vs. 2021 Q2 2020 vs. 2021 Q3 2020 vs. 2021 Q4 2020 vs. 2021 Q1 2022 vs. 2021 +48% +59% +45% +43% +32% +37% NEW PRODUCT INTRODUCTIONS + EXPANDED RETAIL FOOTPRINT SKU DEPTH AT EXISTING LOCATIONS + ELEVATED BRAND PROFILE Total Revenue $ in millions

STATEMENT OF OPERATIONS SUMMARY 25 Q1 2022 Revenue Branded sales up 21.2% Significant rise in U.S. distribution points increased volume at existing retail stores new product introductions Gross Profit Significant improvement from Q4 2021 Higher freight and container expenses (COGS) Private label products at recently acquired facilities Operating Expenses Higher marketing expenses, OpEx from acquired facilities, and payroll to support growth $ in thousands Q1 2022 Q1 2021 Net Revenue $ 72,064 $ 52,469 Cost of Good Sold $ 63,914 $ 45,289 Gross profit $ 8,150 $ 7,180 Operating Expenses $ 24,793 $ 14,196 Loss from Operations $ (16,643) $ (7,016) Interest Expense $ (41) $ (20) Other Expense $ (611) $ (2,681) Loss Before Income Tax Benefit $ (17,295) $ (9,717) Income Tax (Expense) Benefit $ (256) $ 1,475 Net Loss $ (17,551) $ (8,242) Diluted Net Loss Per Share $ (0.22) $ (0.11)

BALANCE SHEET AND OTHER FINANCIAL DATA 26 Cash and cash equivalents of $57.4 M Net cash used in operating activities $26.4 M • $21.4 M related to increased AR due to significantly higher Q1 2022 sales Capital expenditures of $8.8 M • primarily related to purchase of new automation equipment $ in thousands 3/31/2022 12/31/2021 Cash $ 57,417 $ 92,351 Accounts receivable, net $ 46,324 $ 25,117 Inventory $ 58,339 $ 54,562 Prepaid expenses and other current assets $ 3,695 $ 7,027 TOTAL CURRENT ASSETS $ 165,775 $ 179,057 TOTAL ASSETS $ 261,536 $ 267,201 TOTAL CURRENT LIABILITIES $ 53,520 $ 41,769 TOTAL LIABILITIES $ 60,927 $ 49,898 Total equity $ 200,609 $ 217,303 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 261,536 $ 267,201

2022 OUTLOOK AND DRIVERS 27 Challenging Environment Impacts: ▪ Inflationary, primarily freight and container costs (COGS) ▪ Supply chain constraints COVID - 19: ▪ Outlook assumes no material deterioration in general market conditions or other factors related to the COVID - 19 pandemic. 2022 Financial Objectives Revenue $280 Million to $285 Million Gross Margin 10% to 12% Marketing Spend $27 Million to $32 Million Capital Expenditures Approx. $20 Million Growth Drivers In - Aisle White Space • New Platforms • Product expansion New Aisles • Grocery • Refrigerated • Ambient (salty snack / chips) Demand • Increase in plant - based consumers New Channels • Food Service • Colleges/Universities • Convenience stores

LONG - TERM TARGETS $600 M+ Annual Sales 28 30 Frozen SKUs at each retail location 20% to 25% Gross Margin

INVESTMENT CONSIDERATIONS 29 Large and growing addressable market Significant growth in revenue, manufacturing capacity, and retail footprint Vertically - integrated operations mitigate effects of supply chain constraints and increasing freight costs, while helping to ensure product availability Focused on driving efficiencies and expanding margin: ▪ transition to branded product sales at acquired facilities, increase SKUs at existing outlets, evolve storage options ▪ investments in automation, cold storage, R&D, and marketing Robust product pipeline designed to satisfy “Everyone’s Plant - Based Side” Well - capitalized with minimal long - term debt

INVESTOR RELATIONS CONTACTS Devin Sullivan | The Equity Group Inc. dsullivan@equityny.com | 212.836.9608 Karin Daly | The Equity Group Inc. kdaly@equityny.com | 212.836.9623